--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Latin America Fund
--------------------------------------------------------------------------------
                                 April 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
LATIN AMERICA FUND
* Latin American markets posted strong gains for the past six months despite a steep interim decline and widespread recession.
* Brazil's January devaluation and programs addressing fiscal and monetary concerns revived investor confidence in the region.
* The fund provided double-digit returns for the six-month period but lagged its benchmarks due in part to our focus on growth stocks, which trailed cyclicals.
* At almost 38% of net assets on April 30, Mexico replaced Brazil as the fund's largest exposure.
* We expect continued market volatility; upside potential is considerable but disappointing economic progress could trigger declines.

================================================================================
Fellow Shareholders
================================================================================

     Latin American markets and your fund posted strong gains for the six months ended April 30 despite volatility that was extraordinary even by the region's standards. Last fall, stocks rebounded from the sharp summer declines triggered by Russia's financial crisis, but the rebound was interrupted in December when Brazil failed to enact expected fiscal reforms and had to devalue its currency. However, subsequent actions by the Brazilian government and the International Monetary Fund revived investor confidence and sparked a vigorous rally.

================================================================================

    Performance Comparison
    ----------------------
    Periods Ended 4/30/99         6 Months        12 Months
    ---------------------         --------        ---------
    Latin America Fund             21.64%           -20.81%

    MSCI EMF Latin
    America Index                  28.33            -14.42

    Lipper Latin America
    Funds Average                  25.52            -21.78

================================================================================

     With a return of almost 22% for the past six months, your fund participated in the resurgence of Latin American stocks but lagged its MSCI benchmark index and peer group average. The difference in results reflected our precautionary selling of some Brazilian stocks in January when government debt default seemed a real possibility. Thus, we missed out on some of the rally. In addition, we typically limit our exposure to stocks of cyclical and highly leveraged companies, which were among the best performers. For the 12-month period, the fund also trailed the benchmark index but suffered slightly less than the average peer fund.

================================================================================
MARKET AND PORTFOLIO REVIEW
================================================================================

     The contrast between 6- and 12-month returns in the major Latin American markets speaks to the dramatic price swings during the past year. Twelve-month results reflected the steep losses of last August and September, which were only partially offset by subsequent gains. Only Argentina managed a positive 12-month return, and Mexican stocks were basically flat. The strong six-month results mask large losses in December and January that were erased by the "relief rally," as investors--relieved that repercussions from Brazil's devaluation appeared contained and not too severe--poured back into the markets.

================================================================================
    Market Performance
    ------------------
    (In U.S. Dollar Terms)
    ----------------------
    Periods Ended 4/30/99         6 Months        12 Months
    ---------------------         --------        ---------
    Argentina                       27.92%          2.57%
    Brazil (Free)                   14.40         -30.96
    Chile                           31.24          -4.82
    Mexico                          44.03          -0.41
    Peru                            20.17         -27.76
    Venezuela                       52.34         -15.21
--------------------------------------------------------------------------------
    Source: FAME Information Services, Inc.; using MSCI indices.
================================================================================

     In BRAZIL, President Cardoso emerged from the October elections with a more or less unchanged power base from which to tackle the financial contagion raging across emerging markets worldwide and threatening to engulf Brazil. In early November, a new Fiscal Stability Program was announced consisting of a shorter-term Three-Year Action Plan of spending cuts and tax increases and a longer-term Working Agenda to tackle root causes of structural problems. The latter included administrative reform to establish public payroll limits and define criteria for laying off public servants, social security reform to reduce the country's yawning pension funding deficit, and labor reform to increase labor force flexibility. At the same time, the government announced primary (i.e., before interest payments) budget surplus targets of 2.6% of GDP for 1999 moving to 3.0% by 2001. Cardoso's challenge was to persuade the often recalcitrant Congress to pass these unpopular measures quickly to dampen fears that Brazil could not put its fiscal house in order. When the Congress passed a couple of important social security votes, the IMF approved a $41 billion financial package. Interest rates fell, and investors hoped that maybe, just maybe, Brazil was tackling its longstanding fiscal problems.

     In our October 31 annual report, we said that if Congress backtracked on any key area of the Fiscal Stability Program the market reaction would be savage. Within weeks, that prediction came true. To the surprise and dismay of financial markets, Congress voted against measures to tax pensions of retired state workers and then failed to vote on a measure to increase the tax rate on state workers' income. The failure to pass the very fiscal measures on which the IMF package was based, together with an unexpected delay in the implementation of the new financial transactions tax, proved to be a knockout blow. December saw a massive outflow of reserves.

     The COUP DE GRACE came in early January when the new governor of the State of Minas Gerais tried to force a debt renegotiation by declaring a moratorium on interest payments to the federal government. The markets finally lost patience. On January 13, facing an overwhelming wave of currency selling, the Central Bank was forced to stop defending the real. Following an abortive attempt at a controlled mini-devaluation, the real was cut loose to float freely: it dropped over 30% versus the U.S. dollar in less than three weeks.

     Devaluation was a major loss of face for Cardoso. The real had been the proud flagship of his economic reform and privatization programs, and currency stability was a key weapon in the fight against inflation. With 20% of domestic debt denominated in U.S. dollars and another 60% carrying floating interest rates, devaluation blasted a huge hole in the fiscal program. Once again, the situation threatened to spiral out of control. Since the average maturity of
government  debt  was  about  six  months,   the  Central  Bank  was  constantly
refinancing even at a time of sharply rising interest rates and plummeting confidence. Public sector net debt, which had been just 30% of GDP in 1996, rose to 50% of GDP and beyond. The nominal fiscal deficit was potentially heading for 15% of GDP by year-end, an unsustainable situation. With the specter of government default raising its ugly head as rumours spread, Brazil reached the edge of the precipice.

------------------------------
For  a  number   of   reasons,
however,  Brazil  did  not  go
over the precipice.
==============================


     For a number of reasons, however, Brazil did not go over the precipice. First, Arminio Fraga, a savvy market player and former fund manager for George Soros, was appointed president of the Central Bank. Second, with a proverbial gun to its head, Congress passed the very same social security laws it had recently rejected, and also approved a financial transactions tax, the last step in the Fiscal Adjustment package. Third, reflecting Brazil's recession, imports fell more than 19% in the first two months of the calendar year and, despite continuing weak exports, the February trade balance went into surplus. Finally, another agreement was reached with the IMF, this time with even tougher primary surplus targets of 3.1% of GDP for 1999 rising to 3.3% by 2001. The IMF also made $8 billion immediately available for the Central Bank to help finance the government deficit resulting from large Eurobond maturities in coming months. This proved to be a crucial turning point in stabilizing the currency and persuading international banks to roll over credit lines to Brazilian corporations.

     A key factor behind the swift return of confidence was the relative robustness of the Brazilian banking system. Unlike in Asia, the larger banks have been conservatively managed, and bad loan ratios tend to be very low and adequately covered by loan-loss provisions. Moreover, and again in striking contrast to the Asian situation, the larger banks were more than fully hedged against devaluation and, therefore, able to book substantial one-time currency gains. The corporate sector did have modest foreign currency debt exposure, but the initial impact proved manageable. As it turned out, by far the biggest loser from devaluation was the government.

     The  inflation  response to  devaluation  was a major  unknown,  and it was critical to crush inflationary expectations to minimize the threat of an inflation-devaluation spiral. The recession helped in this regard since there was little pricing power in most sectors of the economy. Original post-devaluation inflation forecasts varied widely, with analysts talking about a 30% annual rate compared with just 3.8% in 1998. In the event, inflation was well below expectations, and by May inflationary expectations for 1999 had fallen to under 10%. The politically sensitive annual minimum wage increase of 4.6%, announced at the beginning of May, was also below expectations--another sign of the government's determination to crush inflation at the earliest opportunity.

------------------------------
By  the  end  of  April,   the
Brazil  MSCI Index was up over
60% in U.S.  dollars  from its
January lows.
==============================

     The turnaround from the January gloom was remarkable. With the currency recovering, interest rates falling, and good news on inflation, investors practically fell over one another to get a piece of the action. In March, less than three months after the devaluation, Brazil's largest private bank was able to issue a $200 million Eurobond, marking Brazil's return to the international capital markets and paving the way for a $2 billion government bond issue. By April, the government was sufficiently confident to proceed with the privatization of Comgas, a large gas distrib-utor based in Sao Paulo, which was snapped up by a consortium led by British Gas for more than double the minimum price. By the end of April, the Brazil MSCI index was up over 60% in U.S. dollars from its January lows.

     Within the portfolio we shifted some money out of Brazil, when debt default seemed possible, and into the relatively safe haven of Mexico. By the end of April, the fund was neutrally weighted in Brazil against the Morgan Stanley Latin America index at 29% of net assets. We added to positions in CVRD (Companhia Vale do Rio Doce) the mining conglomerate, which benefited from devaluation, and cut exposure to banks, which hold 70% of outstanding government debt, on default concerns.

     (Edgar description: Pie Chart here showing country allocation as of 4/30/99. Mexico 38%; Brazil 29%; Argentina 19%; Chile 6%; Other and reserves 4%; Peru 2%; Venezuela 2%)

     MEXICO had an equally remarkable six months. In an initial, all-too-familiar sign of financial contagion, the peso spiked down and interest rates up on the day of the Brazilian devaluation. Memories were fresh from the 1995 Tequila crisis, when the peso devaluation triggered financial distress across the entire region, but this time the outcome was different. The Mexican markets quickly decoupled from the Brazilian crisis on the downside and went on to enjoy the euphoria associated with Brazilian recovery on the upside. Over the six-month period ended April, the MSCI Mexico index was up 44% in U.S. dollars, the region's best performer.

     What were the reasons? First of all, the Mexican economy is by far the most open in Latin America. Exports compose around 30% of GDP, the large majority of which are directed to the U.S. Clearly Mexico was a prime beneficiary of the strong U.S. economy -- strong exports led economic growth and made up for lackluster consumption. Second, despite low oil prices, Mexico's 1998 fiscal deficit was only 1.2% of GDP, a striking contrast to the Brazilian situation and a reflection of the disciplined fiscal approach now adopted by the government. This prudent policymaking bolstered the view that Mexico would avoid the savage economic and political cycles that it has consistently suffered over the past two decades. It now seems possible that presidential elections in 2000, previously regarded as a key investment risk, will be relatively smooth. Finally, Mexico made substantial progress on resolving its banking crisis. Even though loan growth remains negative and the banks are still unwilling to lend, a number of political hurdles were cleared, and sharply falling interest rates have aided the banks.

     The fund added Grupo Televisa, the nation's largest broadcaster, which is successfully slashing costs and gaining market share, and cut positions in Grupo Modelo, Mexico's largest brewer, where valuations are looking stretched. Mexico is now the fund's largest position, at 38% of net assets.

     The ARGENTINE economy slowed sharply following the Brazil devaluation. March industrial production fell 11.5% from the previous year's level, the largest contraction since the Tequila crisis, and consumption also slowed substantially. In many ways, this was surprising. Although 30% of exports go to Brazil, total exports make up only 8% of Argentina's GDP. Half of the banking assets are controlled by foreigners, and the banking system is now far stronger than when confidence was last tested in 1995. The government was able to access international markets shortly after the Brazil devaluation, and by the end of February had secured half its financing needs for 1999.

     Argentina's problem appeared to be a sudden drop in investment, reflecting depressed business and consumer sentiment and the reluctance of the banks to lend. First quarter investment demand fell 12% from the previous year, despite falling interest rates. Frustrated by the situation, President Menem sought to improve credibility by publicly discussing the possibility of dollarization of the economy. After a blaze of publicity in the international press, the issue seems to have faded, and we are not at all convinced that dollarization would be any substitute for the structural reforms needed to improve the economy's competitiveness and long-term growth profile.

------------------------------
After a period of adjustment
 . . . we believe that Chile
will continue its long-term
superior growth path.
==============================

     At the end of April, Repsol, a Spanish oil company, made a cash bid of $44.78 per share for YPF SOCIEDAD ANONIMA, Argentina's biggest energy company and our third-largest holding. The stock rose about 60% in 1999 before the bid was accepted in early May by YPF's highly regarded management. Argentina was the fund's third largest exposure on April 30, at 19% of net assets.

     In CHILE, the economy experienced its sharpest slowdown in more than 10 years. Consumption has been the greatest weakness: March retail sales were down 4.3% from a year earlier in real terms, the eighth consecutive month of negative growth. Clearly the copper price, which by March was down over 45% from mid-1997 levels, was an important factor in Chile's deteriorating external accounts. Even the weather has hurt, with a severe drought cutting hydroelectricity output, resulting in a serious electricity shortfall. Chile has been the region's most successful economy since the mid-1980s, based on its policies of wide-ranging privatization and deregulation, low import tariff barriers, disciplined fiscal policy, and stringent banking sector supervision. After a period of adjustment, and based on our view that the copper price may have bottomed, we believe that Chile will continue its long-term superior growth path.

================================================================================
    Industry Diversification
    ------------------------
                                  Percent of Net Assets
                                  10/31/98      4/30/99
                                  ---------------------
    Services                        41.3%        46.9%
    Energy                          24.3         20.6
    Consumer Goods                  16.9         15.8
    Materials                        4.7          6.5
    Finance                          8.3          6.2
    All Other                        0.2           --
    Reserves                         4.3          4.0
    Total                          100.0%       100.0%
================================================================================

     The fund participated in the tender offer by Endesa de Espana for ENERSIS, the electricity holding com-pany, and bought some Banco Santiago, whose valuations have come down to levels we find attractive. The smaller economies of Peru and Venezuela have not avoided the region-wide slowdown. Peru is in recession and is only now beginning to recover from the damaging effects of El Nino in 1998. Hurt by weak exports and falling commodity prices, the current account deficit deterio-rated further in 1998. Following a recent agreement with the IMF, the government is trying to stimulate the economy through greater public expenditure, and a recent pickup in exports may mark the turning point.

     With oil composing 14% of GDP, 70% of exports, and over 40% of government revenues, VENEZUELA was highly exposed to plummeting oil prices last year. By the fourth quarter, GDP had declined by 8.2% from a year earlier, and the fiscal deficit had rocketed to 7% of GDP. Although decelerating, inflation in the 12 months ended March was still 27.6%, and the currency is looking increasingly overvalued. The new president, Hugo Chavez, has obtained wide-ranging powers to change the Constitution and decree tax and other legislation, and we see the region's greatest economic and political risk here. Our 2% position remains underweighted versus the index.

SUMMARY AND OUTLOOK
-------------------

     Brazil has pulled off what many thought was impossible -- a 30% devaluation with low inflation in the aftermath, together with a material fiscal adjustment passed by Congress. These are no small feats, and the spectacular rally in the markets is a reflection of this.

     Nevertheless, Brazil still has to produce the fiscal goods and achieve the primary surplus targets set by the IMF. Even though first quarter fiscal numbers look encouraging, they include several one-time items. In the past, Brazil has never ceased to disappoint on fiscal discipline, and any disappointment on this front could still send markets into reversal later in the year. The government must now take advantage of positive momentum to consolidate and broaden reform through further administrative, social security, and fiscal stability legislation. Unfortunately, Cardoso's ability to push through further unpopular fiscal measures is questionable. His popularity has plunged since reelection in October, and March unemployment of 19.9% in Sao Paulo is at record levels.

     Except for Mexico, the entire region is now in recession, and stock valuations are already factoring in recovery in the second half of the year. If this fails to materialize, there may be scope for earnings disappointments. On the other hand, if Brazilian interest rates continue to fall, possibly setting the stage for higher sustainable regional economic growth, the upside remains considerable. Either way, the sort of market volatility we have seen over the past few months is unlikely to diminish.

     Our stock selection process will continue to focus on large-cap companies with solid, sustainable growth rates; low debt; experienced managements that seek attractive returns on capital; and reasonable stock valuations. We believe this strategy will enabl e the fund to perform well over time in the dynamic but volatile Latin American environment.

Respectfully submitted,

/s/

Martin G. Wade
President
May 18, 1999

================================================================================

T. Rowe Price Latin America Fund
--------------------------------
Portfolio Highlights
TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                       4/30/99
-------------------------------------------------------------------------------
  Telebras, Brazil                                                        13.3%
-------------------------------------------------------------------------------
  Telefonos de Mexico, Mexico                                             12.7
-------------------------------------------------------------------------------
  YPFSociedad Anonima, Argentina                                           9.5
-------------------------------------------------------------------------------
  Cemex, Mexico                                                            4.2
-------------------------------------------------------------------------------
  Femsa, Mexico                                                            3.5
-------------------------------------------------------------------------------
  Pao de Acucar, Brazil                                                    3.3
-------------------------------------------------------------------------------
  Banco Itau, Brazil                                                       2.7
-------------------------------------------------------------------------------
  Grupo Televisa, Mexico                                                   2.5
-------------------------------------------------------------------------------
  Companhia Vale do Rio Doce, Brazil                                       2.5
-------------------------------------------------------------------------------
  Telefonica de Argentina, Argentina                                       2.4
-------------------------------------------------------------------------------
  Petrol Brasileiros, Brazil                                               2.4
-------------------------------------------------------------------------------
  Grupo Modelo, Mexico                                                     2.3
-------------------------------------------------------------------------------
  Telecom Argentina Stet, Argentina                                        2.2
-------------------------------------------------------------------------------
  Kimberly-Clark de Mexico, Mexico                                         2.1
-------------------------------------------------------------------------------
  Cia Energetica Minas Gerais, Brazil                                      2.1
-------------------------------------------------------------------------------
  Chilectra, Chile                                                         2.1
-------------------------------------------------------------------------------
  Compania Anonima Nacional Telefonos de Venezuela, Venezuela              2.0
-------------------------------------------------------------------------------
  Coca-Cola Femsa, Mexico                                                  1.9
-------------------------------------------------------------------------------
  Telefonica del Peru, Peru                                                1.6
-------------------------------------------------------------------------------
  Grupo Elektra, Mexico                                                    1.5
-------------------------------------------------------------------------------
  Grupo Industrial Maseca, Mexico                                          1.4
-------------------------------------------------------------------------------
  TV Azteca, Mexico                                                        1.4
-------------------------------------------------------------------------------
  Banco Frances del Rio de la Plata, Argentina                             1.4
-------------------------------------------------------------------------------
  Panamerican Beverages, Mexico                                            1.3
-------------------------------------------------------------------------------
  Perez Companc, Argentina                                                 1.3
-------------------------------------------------------------------------------
  Total                                                                   83.6%
================================================================================

T. Rowe Price Latin America Fund
--------------------------------
Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC Chart for Latin America Fund placed here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

--------------------------------------------------------------------------------
                                                            Since      Inception
Periods Ended 4/30/99      1 Year   3 Years   5 Years   Inception           Date
---------------------      ------   -------   -------   ---------      ---------
Latin America Fund       -20.81%      4.75%     0.75%      -1.73%      12/29/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================
T. Rowe Price Latin America Fund
Unaudited
For a share outstanding throughout each period

                        6 Months     Year                             12/29/93
                           Ended    Ended                              Through
                         4/30/99  10/31/98 10/31/97 10/31/96 10/31/95  10/31/94
NET ASSET VALUE
Beginning of period       $  7.22  $  9.60  $  8.14  $  6.49  $ 10.32  $ 10.00
--------------------------------------------------------------------------------
Investment activities
  Net investment income      0.09     0.16     0.13     0.10     0.05    (0.03)
  Net realized and
  unrealized gain (loss)     1.43    (2.45)    1.44     1.60    (3.92)    0.29
--------------------------------------------------------------------------------
  Total from
  investment activities      1.52    (2.29)    1.57     1.70    (3.87)    0.26
--------------------------------------------------------------------------------
Distributions
  Net investment income     (0.14)   (0.12)   (0.11)   (0.06)      -        -
  Net realized gain             -        -    (0.03)       -       -        -
--------------------------------------------------------------------------------
  Total distributions       (0.14)   (0.12)   (0.14)   (0.06)      -        -
--------------------------------------------------------------------------------
Redemption fees added
to paid-in-capital              -     0.03     0.03     0.01     0.04     0.06
--------------------------------------------------------------------------------
NET ASSET VALUE
================================================================================
End of period             $  8.60  $  7.22  $  9.60  $  8.14  $   6.49  $10.32
Ratios/Supplemental=Data
Total return*               21.64%  (23.93)%  19.94%   26.52%   (37.11)%  3.20%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets           1.68%+   1.53%    1.47%    1.66%     1.82%   1.99%+
--------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                   2.36%+   1.35%    1.30%    1.29%     0.76% (0.35)%+
--------------------------------------------------------------------------------
Portfolio turnover rate      36.1%+   19.0%    32.7%    22.0%     18.9%   12.2%+
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)           $233,970 $204,761  $398,066 $213,691 $148,600 $198,435
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
     +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Latin America Fund
--------------------------------
Unaudited
April 30, 1999

PORTFOLIO OF INVESTMENTS
------------------------
                                                        Shares          Value
                                                            In thousands
ARGENTINA==19.3%
Common Stocks  19.3%
Banco Frances del Rio de la Plata ADR (USD)               123,268   $  3,174
-----------------------------------------------------------------------------
Banco Rio de la Plata (Class B) ADR (USD)                 223,970      2,898
-----------------------------------------------------------------------------
Perez Companc (Class B)                                   497,499      3,086
-----------------------------------------------------------------------------
Telecom Argentina Stet (Class B) ADR (USD)                145,920      5,034
-----------------------------------------------------------------------------
Telefonica de Argentina (Class B) ADR (USD)               150,997      5,643
-----------------------------------------------------------------------------
Transportadora de Gas del Sur (Class B) ADS (USD)         320,910      3,069
-----------------------------------------------------------------------------
YPF Sociedad Anonima (Class D) ADR (USD)                  530,258     22,271
-----------------------------------------------------------------------------
Total Argentina (Cost $40,066)                                        45,175

BRAZIL==28.5%
Common Stocks  20.0%
Companhia Vale do Rio Doce ADR (USD)                      309,000      5,929
-----------------------------------------------------------------------------
Electricidade de Rio de Janeiro                     7,824,093,000      2,120
-----------------------------------------------------------------------------
Pao de Acucar GDR (USD)                                   446,017      7,777
-----------------------------------------------------------------------------
Telebras ADR (USD)                                        340,396     31,040
-----------------------------------------------------------------------------
                                                                      46,866
-----------------------------------------------------------------------------
Preferred Stocks  8.5%
Banco Itau                                             11,837,000      6,271
-----------------------------------------------------------------------------
Brahma                                                  6,107,482      2,890
-----------------------------------------------------------------------------
Cia Energetica Minas Gerais                           208,008,141      4,947
-----------------------------------------------------------------------------
Petrol Brasileiros                                     34,579,711      5,600
-----------------------------------------------------------------------------
Telebras ADR (USD) *                                      330,270         26
-----------------------------------------------------------------------------
Telecomunicacoes de Minas Gerais (Class B)              5,965,000        148
-----------------------------------------------------------------------------
                                                                      19,882
-----------------------------------------------------------------------------
Total Brazil (Cost $81,628)                                           66,748

CHILE==6.4%==================================================================
Common Stocks  6.4%
Banco Santiago ADR (USD)                                   74,220      1,317
-----------------------------------------------------------------------------
Chilectra ADR (144a) (USD)                                223,087      4,936
-----------------------------------------------------------------------------
Compania Cervecerias Unidas ADS (USD)                      85,916      2,110
-----------------------------------------------------------------------------
Compania de Telecomunicaciones de Chile
        (Class A) ADR (USD)                               101,010   $  2,670
-----------------------------------------------------------------------------
Embotelladora Andina ADR (USD)                            151,802      2,742
-----------------------------------------------------------------------------
Enersis ADS (USD)                                          57,929      1,112
-----------------------------------------------------------------------------
Total Chile (Cost $16,295)                                            14,887
-----------------------------------------------------------------------------
MEXICO==37.9%
Common Stocks  37.9%
Cemex (Class B)                                         1,346,746      6,253
-----------------------------------------------------------------------------
Cemex ADR (Represents 2 Participating Certificates)
        (144a) (USD)                                      362,575      3,422
-----------------------------------------------------------------------------
Cemex, Participating Certificates
     (Represents 1 Class A share)                          42,082        196
-----------------------------------------------------------------------------
Cifra (Class V) ADR (USD) *                               129,293      2,529
-----------------------------------------------------------------------------
Coca-Cola Femsa (Class L) ADR (USD)                       218,300      4,516
-----------------------------------------------------------------------------
Femsa UBD (Class L)
     (Represents 1 Class B and 4 Series D shares) *     2,267,910      8,100
-----------------------------------------------------------------------------
GPO Sanborn *                                             786,300      1,557
-----------------------------------------------------------------------------
Gruma (Class B)                                           129,625        248
-----------------------------------------------------------------------------
Grupo Elektra, Participating Certificates
        (Represents 1 Class L and 2 Class B shares)     5,034,390      3,541
-----------------------------------------------------------------------------
Grupo Industrial Maseca (Class B)                       4,735,605      3,280
-----------------------------------------------------------------------------
Grupo Modelo (Class C)                                  2,034,880      5,362
-----------------------------------------------------------------------------
Grupo Televisa ADR (USD) *                                145,000      5,945
-----------------------------------------------------------------------------
Kimberly-Clark de Mexico (Class A)                      1,279,941      4,987
-----------------------------------------------------------------------------
Organizacion Soriana                                      601,000      2,706
-----------------------------------------------------------------------------
Panamerican Beverages (Class A) (USD)                     139,978      3,106
-----------------------------------------------------------------------------

Telefonos de Mexico (Class L) ADR (USD)                   390,888     29,610
-----------------------------------------------------------------------------
TV Azteca ADR (USD)                                       462,100      3,235
-----------------------------------------------------------------------------
Total Mexico (Cost $80,170)                                           88,593

PERU==2.0%
Common Stocks  2.0%
Credicorp (USD)                                            75,790        767
-----------------------------------------------------------------------------
Telefonica del Peru (Class B) ADR (USD)                   253,318      3,816
-----------------------------------------------------------------------------
Total Peru (Cost $6,510)                                               4,583

VENEZUELA==2.0%
Common Stocks  2.0%
Compania Anonima Nacional Telefonos de Venezuela
        (Class D) ADR (USD)                               167,858   $  4,616
-----------------------------------------------------------------------------
Total Venezuela (Cost $5,883)                                          4,616
SHORT-TERM=INVESTMENTS==5.3%
Money Market Funds  5.3%
Reserve Investment Fund, 5.01% #                       12,532,484     12,532
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $12,532)                           12,532
-----------------------------------------------------------------------------
=Total=Investments=in=Securities
 101.4% of Net Assets (Cost $243,084)                               $237,134

 Other Assets Less Liabilities                                        (3,164)

 NET ASSETS                                                         $233,970

================================================================================
     *  Non-income producing
     #  Seven day yield
  144a  Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 3.6% of net assets.
   ADR  American depository receipt
   ADS  American depository share
   GDR  Global depository receipt
   USD  U.S. dollar
--------------------------------------------------------------------------------
  The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Latin America Fund
--------------------------------
Unaudited                                                        April 30, 1999

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
                                                                  In thousands
  Assets
  Investments in securities, at value (cost $243,084)               $ 237,134
  Securities lending collateral                                        17,000
  Other assets                                                          2,141
------------------------------------------------------------------------------
  Total assets                                                        256,275

==Liabilities
  Obligation to return securities lending collateral                   17,000
  Other liabilities                                                     5,305
------------------------------------------------------------------------------
  Total liabilities                                                    22,305

  NET ASSETS                                                        $ 233,970

  Net Assets Consist of:
  Accumulated net investment income - net of distributions          $   2,118
  Accumulated net realized gain/loss - net of distributions           (47,308)
  Net unrealized gain (loss)                                           (5,954)
  Paid-in-capital applicable to 27,193,004 shares of
  $0.01 par value capital stock outstanding;
  2,000,000,000 shares of the Corporation authorized                  285,114

  NET ASSETS                                                        $ 233,970

  NET ASSET VALUE PER SHARE                                         $    8.60

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Latin America Fund
--------------------------------
Unaudited
STATEMENT OF OPERATIONS
In thousands
                                                                      6 Months
                                                                         Ended
                                                                       4/30/99
                                                                       -------
Investment Income
Income
   Dividend (net of foreign taxes of $ 372)                        $    3,530
   Interest                                                               249
   Total income                                                         3,779
Expenses
      Investment management                                             1,003
      Shareholder servicing                                               404
      Custody and accounting                                               92
      Prospectus and shareholder reports                                   52
      Legal and audit                                                       9
      Registration                                                          8
      Directors                                                             3
      Miscellaneous                                                         1
      Total expenses                                                    1,572
      Expenses paid indirectly                                             (1)
      Net expenses                                                      1,571
Net investment income                                                   2,208
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
      Securities                                                      (31,769)
      Foreign currency transactions                                    (1,040)
      Net realized gain (loss)                                        (32,809)
Change in net unrealized gain or loss
      Securities                                                       69,503
      Other assets and liabilities
      denominated in foreign currencies                                    27
      Change in net unrealized gain or loss                            69,530

Net realized and unrealized gain (loss)                                36,721

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $   38,929

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Latin America Fund
--------------------------------
Unaudited
Statement of Changes in Net Assets
In thousands
                                                        6 Months          Year
                                                          Ended          Ended
                                                        4/30/99       10/31/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $    2,208    $     4,447
   Net realized gain (loss)                             (32,809)        11,412
   Change in net unrealized gain or loss                 69,530        (80,072)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     38,929        (64,213)
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                 (3,788)        (4,783)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                           65,674         93,003
   Distributions reinvested                               3,608          4,554
   Shares redeemed                                      (75,305)      (222,813)
   Redemption fees received                                  91            947
   Increase (decrease) in net assets from capital
   share transactions                                    (5,932)      (124,309)
==Net=Assets===================================================================
  Increase (decrease) during period                      29,209       (193,305)
  Beginning of period                                   204,761        398,066
  End of period                                      $  233,970    $   204,761
--------------------------------------------------------------------------------
*Share information
   Shares sold                                            9,029         10,587
   Distributions reinvested                                 546            434
   Shares redeemed                                      (10,736)       (24,125)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding             (1,161)       (13,104)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Latin America Fund
--------------------------------
Unaudited
April 30, 1999

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------
     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At April 30, 1999, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1999, the value of loaned securities was $17,000,000; aggregate collateral consisted of $17,000,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $33,490,000 and $42,685,000, respectively, for the six months ended April 30, 1999.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $14,499,000, all of which expires in 2004. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $243,084,000. Net unrealized loss aggregated $5,950,000 at period end, of which $24,126,000 related to appreciated investments and $30,076,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------
     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $184,000 was payable at April 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $389,000 for the six months ended April 30, 1999, of which $92,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.7% of the outstanding shares of the fund at April 30, 1999. For the six months then ended, the fund was allocated $4,000 of Spectrum expenses, $2,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1999, totaled $154,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $15,999,000 with certain affiliates of the manager and paid commissions of $46,000 related thereto.
================================================================================

FOR YIELD, PRICE, LAST
TRANSACTION, CURRENT BALANCE,
OR TO CONDUCT TRANSACTIONS, 24
HOURS, 7 DAYS A WEEK, CALL
TELE*ACCESS [REGISTRATION
MARK:] 1-800-638-2587 toll
free

FOR ASSISTANCE WITH YOUR
EXISTING FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT OR
OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates 100
East Pratt Street Baltimore,
Maryland 21202 This report is
authorized for distribution
only to shareholders and to
others who have received a
copy of the prospectus
appropriate to the fund or
funds covered in this report.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center Plaza 5
Mezzanine Level 21800 Oxnard
Street, Suite 270 Woodland
Hills, CA 91367
(OPENS MID-JUNE)

T. Rowe Price Investment Services, Inc., Distributor.          F97-051  4/30/99